STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
       Pursuant To Section 13 or 15 (d) of the Securities Exchange Act of 1934

             Date of Report (Date of earliest event reported): May 11, 2006

                             TRIARC COMPANIES, INC.
                --------------------------------------------------
               (Exact name of registrant as specified in its charter)


    DELAWARE                       1-2207                    38-0471180
    -----------------              --------------            --------------
    (State or Other                (Commission               (I.R.S. Employer
     Jurisdiction of               File Number)              Identification No.)
     Incorporation)

     280 Park Avenue
     New York, NY                                            10017
    ---------------------------------------------------------------------------
     (Address of principal executive offices)                (Zip Code)

     Registrant's telephone number, including area code:     (212)  451-3000

                                   N/A
     --------------------------------------------------------------------------
     (Former Name or Former Address, if Changed Since Last Report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.       Other Events

     Triarc Companies, Inc. announced today that its Board of Directors has approved the second $0.15 per share installment of its previously announced special cash dividends aggregating $0.45 per outstanding share of Class A Common Stock and Class B Common Stock, Series 1. The record date for the second installment of the special cash dividends is June 30, 2006 and the payment date is July 14, 2006. The initial $0.15 installment of the special cash dividends was paid on March 1, 2006. The Board of Directors also announced its intention to pay the third $0.15 per share installment of the special cash dividends during the fourth quarter of 2006.

     The Board of Directors also approved the payment of regular quarterly cash dividends of $.08 per share on its Class A Common Stock and $0.09 per share on it Class B Common Stock, Series 1. The record date for the regular quarterly cash dividends is June 1, 2006 and the payment date is June 15, 2006.

     Additionally, Triarc's Board of Directors extended its current $50 million Class A Common Stock and Class B Common Stock, Series 1, repurchase program until June 30, 2007.

     A copy of the press release announcing such dividends and the extension of the stock repurchase program is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.        Financial Statements and Exhibits

(d)               Exhibits

99.1              Press release of Triarc Companies, Inc. dated May 11, 2006.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    TRIARC COMPANIES, INC.


                                    By:/s/STUART ROSEN
                                       ---------------------------------
                                       Stuart I. Rosen
                                       Senior Vice President
                                       and Secretary

Dated:   May 11, 2006



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                             EXHIBIT INDEX

Exhibit                       Description
-------                       -----------

99.1     Press release of Triarc Companies, Inc. dated May 11, 2006